Leasing Activity	12 Months Ended
Dec. 31, 2018
Operating Leases, Future Minimum Payments Receivable [Abstract]
Leasing Activity	LEASING ACTIVITY
Future minimum rental payments due from tenants under noncancelable operating leases as of December 31, 2018 are as follows (in thousands):

2019	$499,382
2020	449,258
2021	381,385
2022	313,556
2023	244,783
Thereafter	1,059,713
Total	$2,948,077

In addition to minimum rental payments, most leases require the tenants to pay for their pro rata share of specified operating expenses. These payments are included as operating expense reimbursement in the accompanying consolidated statements of comprehensive income.